Selected Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2016
Quarterly Financial Data [Abstract]
Selected Quarterly Financial Data (unaudited)
Selected Quarterly Financial Data (unaudited)

	2016 Quarters				2015 Quarters
(In millions, except for per share amounts)	1st	2nd	3rd	4th	1st	2nd	3rd	4th

Revenues	$721.8	739.5	755.8	803.5	$776.1	760.3	759.2	765.8
Operating profit	23.5	32.2	59.7	69.1	23.6	(4.8)	35.2	42.4
Amounts attributable to Brink’s:
Income (loss) from:
Continuing operations	$(3.1)	0.3	24.5	14.5	$(0.6)	(13.0)	7.7	(3.2)
Discontinued operations	—	—	—	(1.7)	(2.4)	0.1	(0.1)	(0.4)
Net income (loss) attributable to Brink’s	$(3.1)	0.3	24.5	12.8	$(3.0)	(12.9)	7.6	(3.6)

Depreciation and amortization	$32.2	32.9	32.4	34.1	$36.7	36.5	33.1	33.6
Capital expenditures	20.8	24.2	27.4	39.8	14.3	20.9	26.0	39.9

Earnings (loss) per share attributable to Brink’s common shareholders:
Basic
Continuing operations	$(0.06)	0.01	0.49	0.29	$(0.01)	(0.26)	0.16	(0.07)
Discontinued operations	—	—	—	(0.03)	(0.05)	—	—	(0.01)
Net income (loss)	$(0.06)	0.01	0.49	0.25	$(0.06)	(0.26)	0.16	(0.07)

Diluted
Continuing operations	$(0.06)	0.01	0.48	0.28	$(0.01)	(0.26)	0.16	(0.07)
Discontinued operations	—	—	—	(0.03)	(0.05)	—	—	(0.01)
Net income (loss)	$(0.06)	0.01	0.48	0.25	$(0.06)	(0.26)	0.15	(0.07)

Earnings per share.  Earnings per share amounts for each quarter are required to be computed independently.  As a result, their sum may not equal the annual earnings per share.

Discontinued operations.  In early 2015, we sold a small Mexican parcel delivery business which met the criteria for classification as a discontinued operation as of December 31, 2014. The results of this operation have been excluded from continuing operations and are reported as discontinued operations.

Significant pretax items in a quarter.
First quarter of 2016 We decided to exit operations in the Republic of Ireland and, as a result, we recognized $4.2 million in severance costs and another $1.7 million in operating and other exit costs. In addition, we recognized $3.2 million in charges related to the Executive Leadership and Board of Directors restructuring. We also recognized a $2.8 million net currency remeasurement loss when the Venezuelan government announced that they would replace the SIMADI exchange mechanism with the DICOM exchange mechanism.
Second quarter of 2016 We decided to exit operations in Northern Ireland and recognized another $4.5 million in exit-related charges related to our Ireland businesses. We also recognized a $2.0 million loss related to the sale of corporate assets.
Fourth quarter of 2016 Management implemented restructuring actions across our global operations and our corporate functions. As a result of these actions, we recognized asset-related adjustments of $16.3 million, severance costs of $7.2 million, lease restructuring charges of $0.7 million, partially offset by a $6.1 million benefit related to the termination of a benefit program.

First quarter of 2015 We recognized an $18.0 million remeasurement loss related to our change in February 2015 from the SICAD II exchange mechanism to the SIMADI.
Second quarter of 2015 We recognized a $34.5 million impairment of the Venezuela property and equipment (and another $0.8 million in the third quarter).
Third quarter of 2015 We initiated a restructuring of our business and recognized a $2.0 million charge related to contract terminations, employee severance and property impairment (and another $9.6 million in the fourth quarter).
Fourth quarter of 2015 We recognized a $5.9 million loss on the sale of our interest in a cash management business in Russia.

Significant after-tax items in a quarter. In the fourth quarter of 2015, we recognized a $23.5 million increase to current tax expense related to a transaction that accelerated U.S. taxable income. In the fourth quarter of 2016, we recognized a $14.7 million valuation allowance on U.S. deferred tax assets.